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                                                                    Exhibit 23.2

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We consent to the inclusion in this registration statement on Form SB-2, under the caption "Experts", the reference to our report dated March 27, 2001 with respect to the Financial Statements of Kaire Holdings Incorporated, for the year ended December 31, 2000 and 1999.


/s/ Pohl, McNabola, Berg & Company LLP



August 27, 2001
San Francisco, California